UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  January 15, 2003


                      NEW SOUTH MOTOR VEHICLE TRUST 2002-A
             (Exact name of registrant as specified in its charter)


         Delaware                  333-72708-01                 36-7270801
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o New South Federal Savings Bank, as Servicer,
1900 Crestwood Boulevard
Birmingham, AL                                                  35210
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (205) 951-4000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's New South Auto Loan Trust 2002-A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended.

     On January 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 15, 2003 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 22, 2003          NEW SOUTH MOTOR VEHICLE TRUST 2002-A

                             By:    JPMorgan Chase Bank, as Indenture Trustee

                             By:    /s/ Kevin Crombie
                                    -----------------------------
                                    Kevin Crombie
                                    Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 New South Motor Vehicle Trust Series 2002-A
                        STATEMENT TO CERTIFICATEHOLDERS
                                 January 15, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        35,000,000.00    30,461,080.32      4,729,456.10       36,553.30      4,766,009.40  0.00          0.0       25,731,624.22
A2        45,400,000.00    45,400,000.00              0.00       73,396.67         73,396.67  0.00          0.0       45,400,000.00
A3        56,951,213.00    56,951,213.00              0.00      143,801.81        143,801.81  0.00          0.0       56,951,213.00
TOTALS   137,351,213.00   132,812,293.32      4,729,456.10      253,751.78      4,983,207.88  0.00          0.0      128,082,837.22
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1      648806AC1     870.31658057     135.12731714     1.04438000    136.17169714          735.18926343
A2      648806AD9   1,000.00000000       0.00000000     1.61666674      1.61666674        1,000.00000000
A3      648806AE7   1,000.00000000       0.00000000     2.52499995      2.52499995        1,000.00000000
TOTALS                966.95391631      34.43330420     1.84746661     36.28077081          932.52061210
------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1        1.440000 %     1.440000 %    1.440000 %
A2        1.940000 %     1.940000 %    1.940000 %
A3        3.030000 %     3.030000 %    3.030000 %
--------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                      -----------------------------------
                                   Connie Cho
                JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                               Tel: (212) 623-5415
                               Fax: (212) 623-5932
                           Email: connie.cho@chase.com
                      -----------------------------------

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
